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                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS: That the undersigned officers and directors of PSB Group, Inc., a Michigan corporation, do hereby constitute and appoint Robert L. Cole and David A. Wilson, and each of them, the lawful attorneys and agents or attorney and agent, with power and authority to do any and all acts and things and to execute any and all instruments which said attorneys and agents, and any one of them, determine may be necessary or advisable or required to enable said corporation to comply with the Securities Act of 1933 as amended, and any rules or regulations or requirements of the Securities and Exchange Commission in connection with this Registration Statement on Form S-3 relating to the Dividend Reinvestment Plan approved by the Board of Directors on March 18, 2004. Without limiting the generality of the foregoing power and authority, the powers granted include the power and authority to sign the names of the undersigned officers and directors in the capacities indicated below to this Registration Statement, to any and all amendments, both pre-effective and post-effective, and supplements to this Registration Statement, and to any and all instruments or documents filed as part of or in conjunction with this Registration Statement or amendments or supplements thereto, and each of the undersigned hereby ratifies and confirms all that said attorneys and agents or any of them shall do or cause to be done by virtue hereof. This Power of Attorney may be signed in several counterparts.

         IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney as of the date indicated opposite his name.

        SIGNATURE                                 TITLE                                         DATE
        ---------                                 -----                                         ----
/s/Robert L. Cole                                                                           April 15, 2004
------------------------------     Chairman, Chief Executive Officer and Director
Robert L. Cole                     (Principal Executive Officer)

/s/James B. Jacobs                                                                          April 15, 2004
------------------------------     Director
James B. Jacobs

/s/Michael J. Kowalski                                                                      April 15, 2004
------------------------------     Director
Michael J. Kowalski

                                                                                            April 15, 2004
------------------------------     Director
Craig J. Mancinotti

/s/Longine V. Morawski                                                                      April 15, 2004
------------------------------     Director
Longine V. Morawski

/s/Sydney L. Ross                                                                           April 15, 2004
------------------------------     Director
Sydney L. Ross

/s/Edward H. Turner                                                                         April 15, 2004
------------------------------     Director
Edward H. Turner

/s/David L. Wood                                                                            April 15, 2004
------------------------------     Director
David L. Wood